UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1. Report to Shareholders

Institutional Global Growth Equity Fund	October 31, 2016

Highlights

●	Global stocks were volatile during the 12-month period ended October 31, 2016, but finished with modestly positive gains.
●	The fund returned 2.68% in the 12-month period, slightly outperforming the MSCI All Country World Index and easily outperforming the Lipper Global Multi-Cap Growth Funds Average.
●

We maintained a significant relative overweight to emerging markets, where we tend to favor financial and consumer companies. However, we recognize the importance of selectivity at the company level given disparate economic prospects and headwinds from a potential increase in U.S. interest rates.

●

We believe that stock selection will be the most important driver of returns going forward, so our robust research platform and worldwide, fundamentally driven research process should serve our investors well.

The views and opinions in this report were current as of October 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Global Growth Equity Fund

Dear Investor

Global stock indexes generated mixed returns in a volatile 12-month period. Investors, fearing a global recession toward the end of the first half of this reporting cycle, flocked into defensive sectors. We took advantage of the broad equity market sell-off in early 2016 by purchasing discounted stocks with favorable industry profiles and market share gaining potential that we believe will add significant value over time. While the fund mildly underperformed in the reporting period, due in part to an underweight in the North America region, we continue to deliver solid results relative to peers and the benchmark over longer time periods.

Your fund returned 2.68% for the 12-month reporting period ended October 31, 2016. The fund outperformed the MSCI All Country World Index and the Lipper Global Multi-Cap Growth Funds Average for the reporting period. The fund’s longer-term relative performance was also strong. Lipper ranked the fund in the top decile of the global multi-cap growth funds universe for the eight-year period ended October 31, 2016. Lipper also ranked the fund in the top quartile for the one- and three-year periods. Based on cumulative total return, Lipper ranked the Institutional Global Growth Equity Fund 53 of 228, 31 of 194, 41 of 167, and 10 of 112 in the global multi-cap growth funds universe for the one-, three-, and five-year and since-inception periods ended October 31, 2016, respectively. (The Lipper since-inception ranking was calculated from October 31, 2008, through October 31, 2016. Results will vary for other periods. Past performance cannot guarantee future results.)

Market Review

Stocks rose, fell, and recovered during several turbulent cycles of the 12-month reporting period as various political and economic shocks impacted global equity markets. In the final months of 2015, stocks were driven higher by better-than-expected corporate earnings, strong sector performance in all but energy-related stocks, and easing of monetary policy around most of the world. However, amid a slowdown in China’s economic growth and subsequent fears of a possible global recession, equity markets sold off in the first six weeks of 2016, and investors sought out safe-haven investments. A vigorous rally in March helped to erase many of the losses from the beginning of the year and blunted concerns about a pending global recession.

At the end of June, European markets tumbled in the immediate aftermath of the UK’s surprising decision to leave the European Union. Although global stocks rebounded quickly, Brexit’s longer-term impact remains uncertain. The UK financial and property sectors were early casualties of the unexpected outcome of the referendum, but the decline in the pound sterling has benefited UK multinationals.

Emerging markets outperformed developed markets during the period, but performance varied significantly within emerging markets. The strength in emerging markets was in large part due to the global environment of low interest rates and strong capital inflows.

U.S. economic expansion remained steady but subdued. Employment trends have remained favorable, and wages are rising modestly, but consumer demand has remained surprisingly soft. By the end of the period, developed Asia’s market outperformance was led by Japan, which benefited from expanded government stimulus efforts.

Strategy and Portfolio Review

Our focus is on identifying stocks with the best prospects for long-term earnings growth. Although our overarching philosophy is to be sector-neutral versus the benchmark, our fundamental analyses of stocks can result in some overweights or underweights. Financials, information technology, and consumer staples were our largest sector allocations at the end of the reporting period.

Our overweight in financials serves as a counterbalance to our limited exposure to energy and materials, two sectors that we believe have limited growth potential. While our financials holdings are broadly diversified, we focus on commercial banks in growing emerging markets and U.S. banks and U.S. capital markets with global exposure. Following Brexit, we became broadly negative on the financial companies that were directly tied to the UK, and we chose to lower our exposure and, in some cases, eliminated some of the more vulnerable names. As for information technology, we became more cautious about our positioning through the reporting period. Valuations have become rich in certain areas, in our opinion. We also saw that rapid disruption became more challenging for companies that were behind the innovation curve, yet our current portfolio holdings are well-positioned to benefit from the disruption and growing use of technology in both developed and emerging markets. We like e-commerce, social media, and cloud software companies within the information technology sector.

We like consumer staples because the sector provides more exposure to emerging markets growth, and the names we own have both long-term growth potential and yield. We use our overweight in consumer staples to offset our underweights in utilities and telecommunication services.

At the regional level, we remain underweight to all developed regions to fund our nearly 15-percentage-points overweight to emerging markets. Our emerging markets exposure is largely concentrated in six countries: India, Indonesia, China, Philippines, Mexico, and Peru. These countries have strong long-term consumption trends as well as favorable demographics that can spur economic growth. Emerging markets drove relative outperformance in the fund as the combination of favorable stock selection and our significant overweight in the region added value. Stock selection in Japan added to performance, but North America detracted from results. In Europe, the portfolio became moderately more cautious following the Brexit referendum, mostly because of added uncertainty, complexity, and political dysfunction. We reduced our exposure to the UK and Continental Europe as a result.

Given the ongoing monetary policy changes in Japan and the eurozone, we have maintained small hedges against the yen and the euro versus the U.S. dollar as we believe that depreciation of these local currencies is likely to impair the benefits we may get from investing in domestically oriented businesses in those regions. We also introduced a modest pound hedge prior to the Brexit vote that marginally helped minimize our losses from positions with larger direct exposure to the UK. These positions are not an attempt to speculate on currency movements.

Bank Central Asia, one of our largest holdings and Indonesia’s largest private bank, was a standout performer in the reporting period as it reported strong quarterly results. We think the company has long-term potential growth, as we expect its high-quality management team to continue to build the company’s transaction banking and deposit franchise businesses. In addition, we believe Indonesia will be a growth area for credit. Credicorp is a Peruvian financial services holding company that also performed well for the portfolio and benefited from a strengthening local economy. Steady loan growth and cost controls helped drive efficiency, and we believe that its dominant position will remain as it expands ahead of its rivals. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Amazon.com was the portfolio’s largest holding at the end of the reporting period and a solid contributor. Its shares rose after the company reported impressive earnings and gave strong guidance for the third quarter. We maintain an overall positive view on Amazon given the strong growth potential for its Web services and its dominance in the retail sector. We initiated a position in PayPal to benefit from the growing online payments business. We think its recent deal with payment processors Visa and MasterCard will prove a catalyst for long-term growth and boost its earnings over the long term.

MercadoLibre, the largest online platform in Latin America, was a top contributor for the period in the information technology sector. It continues to benefit from the migration from offline to online transactions. We have high conviction in MercadoLibre because it is well positioned to compound earnings over time and gain competitive advantage with its payment platform and shipments business. Shares of microprocessor designer ARM Holdings soared after Japanese conglomerate Softbank Group agreed to acquire the company. We eliminated ARM shortly after the Softbank news as we saw limited upside potential for the stock. Similarly, shares of NXP Semiconductors spiked at the end of the third quarter amid rumors that QUALCOMM would buy the company. Just days before the period ended, the two companies reached a $39 billion purchase agreement.

Within consumer staples, Keurig Green Mountain, a specialty coffee maker, turned in a solid performance. Its shares surged in December after an investor group led by JAB Holding agreed to take the company private for $13.9 billion. We eliminated the holding after realizing a strong profit following the stock’s surge.

Some of our stock picks during the period detracted from the portfolio’s relative returns. Food chemical company Chr. Hansen Holding underperformed the broader materials sector even though its shares gained during the period. Its disappointing earnings and below-consensus revenue and sales growth were unfortunate short-term developments for the stock. However, we believe that the company has significant long-term innovation and organic growth capabilities while operating in an industry with high barriers to entry.

American Airlines declined, due in part to a strong dollar—which made tickets on U.S. carriers more expensive for foreign travelers—and lower travel demand amid a climate of concerns about the Zika virus and ongoing terrorist attacks. Nevertheless, we still hold the company’s shares because we believe that it has a long-term ability to generate free cash flow compared with its competitors. Capita, a UK-based business process outsourcing company, plunged following Brexit, and the company’s subsequent financial guidance cited lower expectations for organic growth.

Investment Outlook

The political aftermath of Brexit combined with mixed macroeconomic data, divergent central bank policies, and geopolitical tensions elsewhere in the world have all increased uncertainty for equity markets. We expect market volatility to remain a feature in the near term. Yet, opportunities to generate strong returns exist across all regions. We believe stock selectivity is becoming more important than ever as we expect near-term volatility.

The U.S. economic backdrop is mixed. While growth in the U.S. is better than in Europe and Japan, it is still disappointing in absolute terms. The election of Donald Trump is likely to usher in meaningful economic policy shifts as we move through 2017. Specifics are unclear at this stage, but the course of fiscal, tax, regulatory, and trade policy all appear to be in motion and will undoubtedly affect the U.S. and global markets. We will be monitoring policy developments closely as we assess their potential impact on economic growth and interest rates in the context of current and prospective investment opportunities.

After four years, we have become increasingly skeptical about Japan’s economic recovery prospects given that underlying domestic growth has been disappointing and the government’s efforts to stimulate the economy have largely failed thus far. But equities in Japan look relatively attractive when compared with bonds. We favor companies with a global footprint and durable growth that can derive profits from outside of Japan.

We are optimistic about select opportunities within emerging markets where we can find individual companies with faster relative growth and attractive valuations versus their developed market peers. We find most of our opportunities in the financials and consumer sectors in countries with supportive economic growth, high savings rates, and favorable demographic trends.

We are confident that our robust research platform and worldwide, fundamentally driven investment process will prove well suited for increasingly selective markets.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

R. Scott Berg
Chairman of the fund’s Investment Advisory Committee

November 18, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Lipper averages: The average of available mutual fund performance returns in categories defined by Lipper Inc.

MSCI All Country World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

MSCI All Country World Index Large Cap: A capitalization-weighted index of large-cap stocks from developed and emerging markets worldwide.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Global Growth Equity Fund

Growth of $1 Million

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Global Growth Equity Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Global Growth Equity Fund
October 31, 2016

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended October 31, 2016. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 10/31/16	Value 10/31/15
T. Rowe Price Government Reserve Fund +	¤	¤	$ 4	$ 896	$ 1
Totals			$ 4	$ 896	$ 1

+At October 31, 2015, the underlying fund's name was T. Rowe Price Reserve Investment Fund.
¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 896
Dividend income	4
Interest income	-
Investment income	$ 4
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Global Growth Equity Fund
October 31, 2016
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $305,154)	$	344,888
Receivable for investment securities sold		4,557
Dividends receivable		222
Unrealized gain on forward currency exchange contracts		114
Foreign currency (cost $92)		92
Receivable for shares sold		80
Cash		28
Other assets		2,641
Total assets		352,622
Liabilities		
Payable for investment securities purchased		4,072
Investment management fees payable		193
Payable for shares redeemed		81
Due to affiliates		10
Other liabilities		2,619
Total liabilities		6,975
NET ASSETS	**$**	**345,647**
Net Assets Consist of:		
Undistributed net investment income	$	1,959
Accumulated undistributed net realized loss		(9,671)
Net unrealized gain		39,844
Paid-in capital applicable to 15,758,405 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		313,515
NET ASSETS	**$**	**345,647**
NET ASSET VALUE PER SHARE	**$**	**21.93**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Global Growth Equity Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Global Growth Equity Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Global Growth Equity Fund
October 31, 2016

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Global Growth Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of large-cap companies throughout the world, including the U.S.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2016:

There were no material transfers between Levels 1 and 2 during the year ended October 31, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended October 31, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at October 31, 2016, totaled $(241,000) for the year ended October 31, 2016.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended October 31, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of October 31, 2016, the fund held foreign exchange derivatives with a fair value of $114,000, included in unrealized gain on forward currency exchange contracts, on the accompanying Statement of Assets and Liabilities.

Additionally, during the year ended October 31, 2016, the fund recognized $612,000 of realized loss on Foreign Currency Transactions and a $21,000 change in unrealized gain/loss on Foreign Currency Transactions related to its investments in foreign exchange derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount determined. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. As of October 31, 2016, no collateral was pledged by either the fund or counterparties for bilateral derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended October 31, 2016, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 2% and 9% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 24% of the fund’s net assets were invested in emerging markets and 2% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At October 31, 2016, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $309,713,000 and $256,582,000, respectively, for the year ended October 31, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the character of net currency losses. For the year ended October 31, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2016 and October 31, 2015, were characterized for tax purposes as follows:

At October 31, 2016, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, the realization of gains/losses on passive foreign investment companies and certain open derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2016, the fund had no deferred tax liability attributable to foreign securities and $368,000 of foreign capital loss carryforwards, including $24,000 that expire in 2021, $11,000 that expire in 2022, and $333,000 that expire in 2024.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through February 28, 2017. During the limitation period, Price Associates is required to waive its management fee and pay the fund for any expenses, excluding interest, taxes, brokerage commissions, and other non-recurring expenses permitted by the investment management agreement, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.75%. The fund is required to repay Price Associates for expenses previously waived/paid to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to this agreement, $31,000 of expenses were waived/paid by Price Associates during the year ended October 31, 2016. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $199,000 remain subject to repayment by the fund at October 31, 2016.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended October 31, 2016, expenses incurred pursuant to these service agreements were $60,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of October 31, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 500,000 shares of the fund, representing 3% of the fund’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended October 31, 2016, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of October 31, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional International Funds, Inc. and
Shareholders of T. Rowe Price Institutional Global Growth Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Institutional Global Growth Equity Fund (one of the portfolios comprising T. Rowe Price Institutional International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 15, 2016

Tax Information (Unaudited) for the Tax Year Ended 10/31/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$6,264,000 from short-term capital gains,
●	$1,260,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $2,537,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $1,453,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $2,537,000 and foreign taxes paid of $321,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D. (1944) 2009 [186]	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, BioMed Realty Trust (2013 to 2016); Chairman of the Board, Mesa Biotech, a molecular diagnostic company (March 2016 to present); Director, Radiology Partners, an integrated radiology practice management company (June 2016 to present); Director, Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)

Anthony W. Deering (1945) 1991 [186]	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Brixmor Real Estate Investment Trust (2012 to present); Director and Advisory Board Member, Deutsche Bank North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004 to 2012)

Bruce W. Duncan (1951) 2013 [186]	Chief Executive Officer and Director (2009 to present), Chairman of the Board (January 2016 to present), and President (2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to May 2016) and Director (1999 to May 2016), Starwood Hotels & Resorts, a hotel and leisure company; Director, Boston Properties (May 2016 to present)

Robert J. Gerrard, Jr. (1952) 2012 [186]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to present)

Paul F. McBride (1956) 2013 [186]	Advisory Board Member, Vizzia Technologies (2015 to present)

Cecilia E. Rouse, Ph.D. (1963) 2012 [186]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present) and Board Member (2015 to present), National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession (2012 to present) and Vice President (2015 to present), American Economic Association

John G. Schreiber (1946) 2001 [186]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, General Growth Properties, Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate financial company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present); Director, Hudson Pacific Properties (2014 to 2016)

Mark R. Tercek (1957) 2009 [186]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard (1956) 2006 [186]	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price International and T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955) 2006 [131]	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth) Position Held With Institutional International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Roy H. Adkins (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Christopher D. Alderson (1962) President	Company’s Representative and Vice President, Price Hong Kong; Vice President, Price Singapore; Director and Vice President, T. Rowe Price International; Vice President, T. Rowe Price Group, Inc.

Paulina Amieva (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Malik S. Asif (1981) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, student, The University of Chicago Booth School of Business (to 2012)

Harishankar Balkrishna (1983) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sheena L. Barbosa (1983) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Peter J. Bates, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Oliver D.M. Bell, IMC (1969) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

R. Scott Berg, CFA (1972) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Steven E. Boothe, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Peter I. Botoucharov (1965) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Director, EMEA Macroeconomic Research and Strategy (to 2012)

Tala Boulos (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Vice President, CEEMEA Corporate Credit Research, Deutsche Bank (to 2013)

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Carolyn Hoi Che Chu (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Archibald Ciganer Albeniz, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Richard N. Clattenburg, CFA (1979) Executive Vice President	Vice President, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Michael J. Conelius, CFA (1964) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Richard de los Reyes (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Michael Della Vedova (1969) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Shawn T. Driscoll (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David J. Eiswert, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Quentin S. Fitzsimmons (1968) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Portfolio Manager, Royal Bank of Scotland Group (to 2015); Executive Director, Threadneedle Investment, Ltd. (to 2012)

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Paul D. Greene II (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Benjamin Griffiths, CFA (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Amanda B. Hall, CFA (1985) Vice President	Vice President, T. Rowe Price International; formerly, student, Stanford Graduate School of Business (to 2014); Investment Analyst, Bill Gates Investments (to 2012)

Richard L. Hall (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Financial Attaché, U.S. Department of Treasury, International Affairs Division (to 2012)

Nabil Hanano, CFA (1984) Vice President	Employee, T. Rowe Price; formerly, Senior Equity Research Associates, Raymond James (to 2012)

Steven C. Huber, CFA, FSA (1958) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Stefan Hubrich, Ph.D., CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Arif Husain, CFA (1972) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Director/Head of UK and Euro Fixed Income, AllianceBernstein (to 2013)

Randal S. Jenneke (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Nina P. Jones, CPA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Yoichiro Kai (1973) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Jai Kapadia (1982) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Andrew J. Keirle (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Christopher J. Kushlis, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Mark J. Lawrence (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Anh Lu (1968) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Sebastien Mallet (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Catherine D. Mathews (1963) Treasurer and Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Jonathan H.W. Matthews, CFA (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Raymond A. Mills, Ph.D., CFA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Eric C. Moffett (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Tobias F. Mueller (1980) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sudhir Nanda, Ph.D., CFA (1959) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joshua Nelson (1977) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Sridhar Nishtala (1975) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Jason Nogueira, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David Oestreicher (1967) Vice President	Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Vice President and Secretary, T. Rowe Price and T. Rowe Price International; Vice President, Price Hong Kong and Price Singapore

Michael D. Oh, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Kenneth A. Orchard (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Oluwaseun A. Oyegunle, CFA (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, student, The Wharton School, University of Pennsylvania (to 2013); Summer Investment Analyst, T. Rowe Price International (2012); Analyst, Asset & Resource Management Limited (to 2012)

Gonzalo Pángaro, CFA (1968) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly, North American Head of Listed Derivatives Operation, Morgan Stanley (to 2013)

Shannon H. Rauser (1987) Assistant Secretary	Employee, T. Rowe Price

Federico Santilli, CFA (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sebastian Schrott (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Deborah D. Seidel (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Robert W. Smith (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Gabriel Solomon (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joshua K. Spencer, CFA (1973) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David A. Stanley (1963) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Taymour R. Tamaddon, CFA (1976) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ju Yen Tan (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Dean Tenerelli (1964) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Eric L. Veiel, CFA (1972) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Verena Wachnitz, CFA (1978) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Dai Wang (1989) Vice President	Employee, T. Rowe Price; formerly, student Harvard Business School (to 2014); Analyst, Goldman Sachs (to 2012)

Christopher S. Whitehouse (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Ernest C. Yeung, CFA (1979) Vice President	Director, Responsible Officer, and Vice President, Price Hong Kong; Vice President, T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,890,000 and $2,366,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 15, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 15, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date December 15, 2016